THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

REGULATION D SUBSCRIPTION AGREEMENT

DEBT SETTLEMENT

U.S. RESIDENTS ONLY

THIS AGREEMENT is made effective as of the 24th day of March 2025.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE

TO THIS AGREEMENT

(the “Subscriber”)

OF THE FIRST PART

AND:

StimCell Energetics, Inc., a Nevada corporation having its principal executive offices located at #820 – 1130 Pender St. West, Vancouver, BC, V6E 4A4

(the “Company”)

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.DEFINITIONS

1.1.The following terms will have the following meanings for all purposes of this Agreement.

(a)“Agreement” means this Subscription Agreement, and all schedules and amendments to in the Agreement;

(b)“Common Stock” means the common stock of the Company, par value $0.001;

(c)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(d)“Indebtedness” has the meaning set forth in Section 0;

(e)“Insider means (a) a director or officer of the Company, (b) a director or officer of a person that is an insider or subsidiary of the Company, or (c) any person that has beneficial ownership of, or control or direction over, directly or indirectly, or a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Company carrying more than 10% of the voting rights attached to all of the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution;

(f)“MI 51-105” means Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators, as amended;

(g)“NI 45-106” means Canadian National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended;

(h)“Offered Securities” means the Shares;

(i)“Offering” means the offering of the Offered Securities being made by the Company pursuant to this Agreement;

(j)“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Offered Securities in accordance with Section 2.1 of this Agreement;

(k)“Registrant” means a person registered or required to be registered under the Securities Act (British Columbia) or the applicable securities laws of any other jurisdiction and includes, without limiting the forgoing, includes a registered investment dealer, exempt market dealer or investment advisor under applicable Canadian securities laws;

(l)“Regulation D” means Regulation D promulgated under the Securities Act, as amended;

(m)“SEC” means the United States Securities and Exchange Commission;

(n)“Securities Act” means the United States Securities Act of 1933, as amended;

(o)“Share” means one (1) share of Common Stock;

(p)“Total Subscription Price” means the total number of Shares subscribed for by the Subscriber as set forth on the signature page hereof, multiplied by the Purchase Price.

1.1All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.SUBSCRIPTION AND PURCHASE OF SHARES

2.1Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $0.20 per Share (the “Purchase Price”).  Upon execution, the subscription by the Subscriber will be irrevocable.

2.2Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for the Purchase Price subject to the Company’s right, exercisable at the Company’s sole discretion, to sell to the Subscriber such lesser number of Shares as the Company may deem necessary or desirable.

2.3Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is a resident.  The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms that the lawyers for the Company may deem necessary to ensure compliance with all applicable securities laws and any other applicable laws.

2.4The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.5The Subscriber acknowledges and agrees that the subscription for the Shares and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

3.PAYMENT OF PURCHASE PRICE – SETTLEMENT OF INDEBTEDNESS

3.1.The Company and the Subscriber acknowledge and agree that the Company is indebted to the Subscriber for a principal amount equal to the Total Subscription Price as set forth on the signature page hereto (the “Indebtedness”).

3.2.The Company and the Subscriber agree to offset the full amount of the Total Subscription Price against the full amount of the Indebtedness,

3.3.Upon issuance by the Company of the Shares subscribed for by the Subscriber as set forth in the signature page hereof, the Subscriber agrees that the Company, together with its directors, officers, servants and agents (collectively the “Releasees”) are irrevocably and forever remised, released and discharged from any and all debts, obligations, claims, demands, dues, actions and causes of action whatsoever, whether at law or in equity, known or unknown, or suspected or unsuspected, which the Subscriber has or may in the future have against the Releasees or any of them with respect to any matter relating to the Indebtedness, whether on account of principal, interest or otherwise.

4.REGULATION D AGREEMENTS OF THE SUBSCRIBER

4.1.The Subscriber represents and warrants to the Company that the Subscriber is not acquiring the Offered Securities as part of any plan or scheme to evade the registration requirements of the Securities Act.

4.2.The Subscriber represents and warrants to the Company that the Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D and has duly completed, executed and delivered to the Company the form of U.S. Accredited Investor Certificate attached as Schedule A hereto, and the form of Investor Qualification Form attached as Schedule B hereto.

4.3.The Offered Securities will be acquired by the Subscriber, as principal, for investment purposes for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Offered Securities.

4.4.The Subscriber is not aware of any general solicitation or general advertising (within the meaning set forth in Rule 502 of Regulation D) regarding the offer or sale of the Company’s securities.

4.5.The Subscriber acknowledges that the Offered Securities will be “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Subscriber in this Agreement.

4.6.The Subscriber agrees not to reoffer, resell, transfer or otherwise dispose of any of the Offered Securities unless such reoffer, resale, transfer or disposition is made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration statement requirements of the Securities Act and any applicable state securities laws.  The Subscriber further agrees that the Company may refuse to register any resale or transfer of any of the Offered Securities not made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.7.The Subscriber acknowledges and agrees that all certificates representing the Offered Securities will be endorsed with a restrictive legend substantially similar to the following in accordance with Regulation D of the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF STIMCELL ENERGETICS, INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT FOR THE SECURITIES (THE “TRANSFER AGENT”) AN OPINION OF COUNSEL OF

RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.”

5.CANADIAN RESALE RESTRICTIONS

5.1.The Subscriber acknowledges and agrees that (i) the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, (ii) the Offered Securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met, (iii) the Subscriber will comply with such conditions in making any trade of the Offered Securities in or from a jurisdiction in Canada and (iv) the Company will refuse to register any transfer of the Offered Securities made in connection with a trade of the Offered Securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105:

(a)A four month period has passed from the later of (i) the date that the Company distributed the Offered Securities, and (ii) the date the Offered Securities were distributed by a control person of the Company;

(b)If the person trading the Offered Securities is a control person of the Company, such person has held the Offered Securities for at least 6 months;

(c)The number of Offered Securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)There has been no unusual effort made to prepare the market or create a demand for the Offered Securities;

(g)No extraordinary commission or other consideration is paid to a person for the trade;

(h)If the person trading the Offered Securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)All certificates representing the Offered Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

5.2.The Subscriber represents and warrants that he/she/it is a resident of that jurisdiction set forth in the Subscriber’s address as set out on the signature page to this Agreement and:

(a)If such jurisdiction is a jurisdiction in Canada, the Subscriber acknowledges and agrees that all certificates representing the Offered Securities will be endorsed with a restrictive legend substantially similar to the following in accordance with MI 51-105:

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

(b)If such jurisdiction is not a jurisdiction in Canada, the Subscriber represents and warrants that it does not presently intend to trade any of the Offered Securities in or from any jurisdiction in Canada and the Subscriber covenants and agrees with the Company that it will not trade any of the Offered Securities in or from any jurisdiction in Canada unless, prior to any such trade, the Subscriber has re-submitted all certificates representing the Offered Securities to the Company for the purpose of having the legend set forth in Section 0 endorsed on such certificates.

6.ADDITIONAL AGREEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber agrees, covenants, represents and warrants with and to the Company as follows, and acknowledges that the Company is relying upon such agreements, covenants, representations and warranties in connection with the sale of the Offered Securities to such Subscriber:

6.1.The Subscriber is not a resident of Canada and is a resident of that jurisdiction set forth in the Subscriber’s address as it appears on the signature page of this Agreement, and the Subscriber did not obtain such residence solely for the purpose of acquiring the Offered Securities.

6.2.The Subscriber acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only subscribers who can afford the loss of their entire investment should consider investing in the Company.  The Subscriber is an investor in securities of businesses in the development stage and acknowledges that the Subscriber is able to fend for himself/herself/itself, can bear the economic risk of the Subscriber’s investment, and has such knowledge and experience in financial or business matters such that the Subscriber is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

6.3.If the Subscriber is an individual, he or she has attained the age of majority and has the legal capacity and competence to executed and delivery this Agreement and to perform all of his or her obligations hereunder and to consummate the transactions contemplated hereby.

6.4.If the Subscriber is not an individual, the Subscriber was not organized for the purpose of acquiring the Offered Securities, has the requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and this Agreement,  when executed and delivered as contemplated herein or therein, will be duly and validly authorized, executed and delivered, and will be valid and binding obligations of the Subscriber enforceable in accordance with its terms, except (1) as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally, (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (3) as may be limited by public policy.

6.5.The Subscriber has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, and the Company’s filings on the Canadian SEDAR+, including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company.  The Subscriber has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Subscriber’s legal and financial advisors.  The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Shares and that the Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisors prior to executing this Agreement.

6.6.The Subscriber acknowledges that the offering of the Offered Securities by the Company has not been reviewed by the SEC or any other securities commission or regulatory body, and that the Offered Securities are being issued by the Company pursuant to an exemption from registration under the Securities Act and an exemption from the prospectus requirements under applicable Canadian securities laws.

6.7.The Subscriber understands that the Offered Securities will be characterized as “restricted securities” under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber represents that the Subscriber is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

6.8.This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

6.9.The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of the Subscriber’s jurisdiction in connection with any invitation to subscribe for the Offered Securities or any use of this Agreement, including (i) the legal requirements within the Subscriber’s jurisdiction for the purchase of the Offered Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Offered Securities; and (v) any restrictions on transfer applicable to any disposition of the Offered Securities imposed by the jurisdiction in which the Subscriber is resident.

6.10.The funds representing the aggregate Total Subscription Price advanced by or on behalf of the Subscriber hereunder, or any funds advanced to the Company on account of the Indebtedness, do not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the United States Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or the Patriot Act. To the best of the Subscriber’s knowledge (a) none of the subscription funds provided by or on behalf of the Subscriber (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber and, (b) the Subscriber will promptly notify the Company if the Subscriber discovers that any of such representations cease to be true, and shall provide the Company with appropriate information in connection therewith.

6.11.The Subscriber acknowledges that this Agreement and the Schedules hereto require the Subscriber to provide certain personal information to the Company.  Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Offered Securities and any other securities issuable hereunder under applicable securities laws, or preparing and registering certificates representing the Offered Securities to be issued to the Subscriber, as the case may be, and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information may be disclosed by the Company to stock exchanges or securities or other regulatory authorities or agencies (pursuant to the PCMLTFA, the Patriot Act or any other applicable statute, regulation or law) with any such personal information, and any of the other parties involved in the Offering, including the Company’s legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities or other regulatory authority in connection with the transactions contemplated hereby.   The Subscriber may contact applicable Canadian securities regulatory authorities with respect to questions about the applicable securities regulatory authority’s indirect collection of such information at the addresses and telephone numbers set forth in Schedule C of this Agreement.

6.12.If the Subscriber is a financial institution (including, without limitation, broker-dealers and investment companies such as United States and offshore unregistered hedge funds, funds-of-funds, commodity pools, private equity funds and venture capital funds):

(a)it seeks to comply with all applicable laws concerning money laundering and related activities, including without limitation, the Patriot Act,

(b)in furtherance of such efforts, to the best of its knowledge based on appropriate diligence and investigation, none of the subscription funds used for the purchase of the Shares has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada or the United States or in any other jurisdiction, and

(c)it will promptly notify the Company if the Subscriber discovers that any of the representations in this paragraph (n) ceases to be true, and to provide the Company with appropriate information in connection therewith.

7.REPRESENTATIONS BY THE COMPANY

7.1.The Company represents and warrants to the Subscriber that:

(a)The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)The Shares, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable shares of Common Stock in the capital of the Company.

8.MISCELLANEOUS

8.1.Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at #820-1130  West Pender Street, Vancouver, BC V6E 4A4, and to the Subscriber at his/her/its address indicated on the last page of this Agreement, or in each case, to such other address as later indicated by written notice delivered by one party to the other in accordance with this section. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

8.2.The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.3.The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the closing of the transactions contemplated in this Agreement.  The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of Offered Securities and the Subscriber agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof.  The Subscriber undertakes to immediately notify the Company at the address set out above of any change in any statement or other information relating to the Subscriber set forth herein.

8.4.Time shall be of the essence hereof.

8.5.This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

8.6.The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

8.7.The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

8.8.Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

8.9.The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

8.10.The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

8.11.Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

8.12.This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

-- SIGNATURE PAGE FOLLOWS --

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

NUMBER OF SHARES SUBSCRIBED FOR:	75,000 SHARES

TOTAL SUBSCRIPTION PRICE (Total Shares subscribed for multiplied by Purchase Price):	$15,000
Check the following boxes, as applicable: The Subscriber is ❒ or is not ☒ an Insider (as defined herein) of the Company. The Subscriber is ❒ or is not ☒ a Registrant (as defined herein).

INDIVIDUAL SUBSCRIBER:
Signature of Subscriber:
Name of Subscriber:	Richard Cavalli
Address of Subscriber:	[REDACTED]

Telephone Number of Subscriber:	[REDACTED]
E-mail Address of Subscriber:	[REDACTED]

CORPORATE / OTHER SUBSCRIBER:
Signature of Authorized Signatory:
Name of Subscriber:
Name and Title of Authorized Signatory:
Address of Subscriber:

Jurisdiction of Formation/Incorporation of Subscriber:
Telephone Number of Subscriber:
E-mail Address of Subscriber:

ACCEPTED BY:
STIMCELL ENERGETICS, INC.
Signature Of Authorized Signatory:
Name of Authorized Signatory:	David Jeffs
Position of Authorized Signatory:	CEO
Date of Acceptance:	March 24, 2025

SCHEDULE A

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:STIMCELL ENERGETICS, INC.

The undersigned hereby certifies that the undersigned is an “accredited investor” (an “Accredited Investor”) as that term is defined in Rule 501(a) of Regulation D of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) as a result of satisfying the requirements of the paragraphs below to which the undersigned has affixed his or her initials.  ALL REFERENCES TO DOLLAR AMOUNTS IN THIS CERTIFICATE ARE TO THE LAWFUL CURRENCY OF THE UNITED STATES.

Initial where appropriate	Category	Description
	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or
	Category 4.	An investment adviser registered pursuant to Section 203 of the United States Investment Advisers Act of 1940, as amended; or
	Category 5.	An investment adviser registered pursuant to the laws of any State of the United States; or
	Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
	Category 7.	An investment company registered under the United States Investment Company Act of 1940, as amended; or
	Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or
	Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or
	Category 10.	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended; or
Category 11.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

Category 12.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or
Category 14.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

Category 15.	Any director or executive officer of the Company; or
Category 16.

A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000 (excluding the net value of any primary residence unless the amount due under mortgage(s) thereon exceeds the market value thereof or has increased in the last 60 days (other than due to the purchase of such primary residence), in which case such shortfall or increase shall be deducted from the natural person’s net worth); or

Category 17.

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 16A or 17A.	An Individual Retirement Account (or ‘IRA’), the beneficial owner of which is an Accredited Investor under paragraph(s) _____________ [insert one or both of Category 13 or 14]; or
Category 18.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

Category 18A.	A revocable trust which does not satisfy Category 18, which may be revoked or amended at any time by its settlors (grantors) and each of its settlors is an Accredited Investor under Category 13; or
Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the other categories set forth in this Schedule; or
Category 20.

Any entity of a type not listed in Categories 1 through 14, Category 18 or Category 19 that is not formed for the specific purpose of acquiring the securities offered and that owns “investments” in excess of US$5,000,000 (for purposes of this Category 20, “investments” has the meaning set forth in Rule 2a51-1(b) of the United States Investment Company Act of 1940, as amended); or

Category 21.

Any natural person holding in good standing one or more of the following professional certifications, designations or credentials administered by the Financial Industry Regulatory Authority, Inc. (FINRA) [initial all applicable categories]:

_____(a)A General Securities Representative license (Series 7)

_____(b)A Private Securities Offerings Representative license (Series 82)

_____(c)An Investment Adviser Representative license (Series 65)

Category 22.

Any “family office” as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, as amended (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

Category 23.

Any “family client” as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, as amended, of a family office meeting the requirements set forth in Category 22 and whose prospective investment is directed by such family office pursuant to subparagraph (iii) of Category 22.

All capitalized terms not defined herein shall have the meaning assigned to them in the Agreement to which this Schedule A is attached.

Dated:  March 24th, 2025

Signature of Subscriber (or authorized signatory of Subscriber if not a natural person)
Richard Cavalli
Name of Subscriber (please print)

Name and Title of Authorized Signatory (if Subscriber is not a natural person)

SCHEDULE B

U.S. INVESTOR QUALIFICATION FORM

U.S. RESIDENTS

INVESTOR QUALIFICATION FORM

CONFIDENTIAL

STIMCELL ENERGETICS.

Instructions: This questionnaire is being presented to each subscriber who has indicated a preliminary interest in being made an offer to purchase securities of StimCell Energetics, Inc., (the “Company”). The purpose of this questionnaire is to assist the Company in its attempt to comply with the Securities Act of 1933, as amended (the “Act”) and other applicable securities laws, since the securities being offered by the Company will not be registered under the Act or any other applicable securities laws.

The Company will endeavour at all times to keep your answers strictly confidential. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate if called upon to establish the availability under the Act or any other applicable securities laws of an exemption from the registration requirements of those laws.

Please state if the answer to any question is “None” or “Not Applicable”.  Please complete, sign, date, and return one copy of this questionnaire to the Company.

PLEASE PRINT

Name:	Richard Cavalli
Principal Place of Business or Residence	[REDACTED]

	City:	[REDACTED]	State:	[REDACTED]	Country:	[REDACTED]
Phone No.:	[REDACTED]
Citizenship / Jurisdiction of Formation	[REDACTED]
Name and Title
(of person making investment decision for subscriber if subscriber is not an individual)

If the subscriber is an individual, please complete Part I and Part II of this questionnaire. If the subscriber is an individual retirement account, please have the individual participant complete this questionnaire.

If the subscriber is an entity other than an individual, please complete Part I of this questionnaire with respect to the person listed above as making the investment decision for the subscriber, and complete Part III of this questionnaire in respect of the subscriber.

Part I

To Be Completed By Subscribers Who Are Individuals And Persons Making Investment Decisions For Subscribers Who Are Entities Other Than An Individual.

(1)What is your date of birth? [REDACTED]

(2)Briefly describe educational background, relevant institutions attended, dates, degrees:

(3)Briefly describe business involvement or employment during the past 10 years or since graduation from school, whichever period is shorter. (Specific employers need not be named. A sufficient description is needed to assist the Company in determining the extent of vocationally related experience in financial and business matters).

(4)Investment Experience

(a)Please indicate the frequency of your investment in marketable securities:

( ) Often;       (   ) Occasionally;       (   ) Seldom;      (   ) Never.

(b)Please indicate the frequency of your investment in unmarketable securities;

(  ) Often;       (   ) Occasionally;       (   ) Seldom;      (   ) Never.

(c)Please indicate in the space provided below any additional information which you think may be helpful in enabling the Company to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment.

COMPLETE PART II OR PART III OF THIS FORM AS APPLICABLE

Part II

To Be Completed By Subscribers Who Are Individuals.

(5)Have you maintained your residence at the address listed above for the past six months?

Yes ______   No ______

(6)Do you presently intend to maintain your principal residence in that country/state?

Yes ______   No ______

(7)Is that country/state presently your country/state of principal employment?

Yes _____   No ______

(8)If you are a resident of the United States, in what state are you executing this Subscription Agreement?

Oregon

NOTE: “Yes” answers to questions (1) through (4) are required to establish that you are a bona fide citizen/resident of your country/state. On a separate sheet of paper, please explain any “No” answers, which might raise questions about your residency.

(9)Income

(a)Was your annual income over $200,000 in 2024?

Yes ______   No ______

(b)Was your annual income over $200,000 in 2023?

Yes ______   No ______

(c)Do you anticipate that your annual income for 2025 will be over $200,000?

Yes ______   No ______

(d)If your responses to questions 5(a) through 5(c) were “No,” please provide your annual income for those calendar years ending December 31.

2024: $
2023: $
2025 (expected): $

(10)Joint Income With Spouse

(a)Was your joint annual income with your spouse over $300,000 in 2024?

Yes ______   No ______

(b)Was your joint annual income with your spouse over $300,000 in 2023?

Yes ______   No ______

(c)Do you anticipate that your joint annual income with your spouse for 2025 will be over $300,000?

Yes ______   No ______

(d)If your responses to questions 6(a) through 6(c) were “No” please provide your joint annual income with your spouse for the last two calendar years ending December 31.

2024: $
2023 $
2025 (expected): $

(11)Net Worth

NOTE: When calculating net worth, deduct the total value of your liabilities from the total value of your assets. For purposes of the following questions, the value of your primary residence is the value of your primary residence net of any mortgage or other liabilities secured by your primary residence.  If the value of liabilities secured by an asset exceeds the value of the asset (e.g. a mortgage greater than the value of the underlying property), the amount of such excess must be considered a liability and deducted from net worth.

(a)Does your individual net worth or your joint net worth with your spouse (in both cases, including  furnishings and automobiles, but excluding the value of your primary residence) exceed $1,000,000 at this time?

Yes _____   No ______

(b)If your response to question 7(a) was “No,” please provide your net worth (including  furnishings and automobiles, but excluding the value of your primary residence)

Individual Net Worth: $
Joint Net Worth With Spouse: $

(c)Does your individual net worth or your joint net worth with your spouse (in both cases excluding primary residence, furnishings and automobiles) exceed $1,000,000 at this time?

Yes _____   No ______

(d)If your response to question 8(a) was “No,” please provide your net worth (excluding primary residence, furnishings and automobiles).

Individual Net Worth: $
Joint Net Worth With Spouse: $

PLEASE COMPLETE AND SIGN THE CERTIFICATION FORM ON PAGE B-7.

PART III

To Be Completed By Subscribers That Are Not Individuals

(12)Corporations, Partnerships or Similar Entities (LLC’s, LLP’s, etc)

(a)Was the subscriber organized for the purpose of acquiring the Company’s securities?

Yes ______   No ______

(b)If your response to 12(a) was “Yes” please provide an explanation in the space provided below.

(c)Do the total assets of the subscriber exceed $5,000,000?

Yes ______   No ______

(d)If your response to 12(c) was “No” please provide the value of the subscriber’s total assets:

$

(e)If your response to 12(c) was “No” are all of the equity owners of the subscriber accredited investors:

Yes ______   No ______

(f)If your response to 12(e) was “Yes”, please list all of the equity owners of the subscriber below.  Each equity owner listed below must complete a separate Investor Qualification Form and must return their individual Investor Qualification Form to the Company.

(13)Trusts

NOTE: In addition to the information below, the Company may also require you to provide copies of the subscriber’s trust documents.

(a)Please identify the trustee of the subscriber:

(b)Is the trustee of the subscriber a bank as defined in the US Investment Company Act of 1940, as amended, or a savings and loan association, building and loan association, cooperative bank, homestead association, or similar institution, which is supervised and examined by State or Federal authority having supervision over any such institution

Yes ______   No ______

(c)Was the subscriber organized for the purpose of acquiring the Company’s securities?

Yes ______   No ______

(d)If your response to 12(a) was “Yes” please provide an explanation in the space provided below.

(e)Do the total assets of the subscriber exceed $5,000,000?  NOTE:  Do not include the value of any assets of the trustee or the beneficiaries of the trust.

Yes ______   No ______

(f)If your response to 13(e) was “No” please provide the value of the subscriber’s total assets:

$

(g)If your response to 13(b) and 13(e) was “No”, is the subscriber a revocable trust that may be amended or revoked at any time by the grantors of the trust?

Yes ______   No ______

(h)If your response to 13(g) was “Yes”, please list all of the grantors of the trust below.  Each grantor listed below must complete a separate Investor Qualification Form and must return their individual Investor Qualification Form to the Company.

PLEASE COMPLETE AND SIGN THE CERTIFICATION FORM ON PAGE B-7.

The undersigned hereby certifies and agrees that the information contained in this certificate is complete and accurate and may be relied upon by the Company, and the undersigned further agrees to notify the Company of any material change in any of the forgoing information occurring prior to the acceptance of the undersigned’s subscription by the Company.

Signature of Subscriber (or authorized signatory if not an individual):
Name of Subscriber:	Richard Cavalli
Name and Title of Authorized Signatory (if not an individual)
Address of Subscriber:	[REDACTED]

SCHEDULE “C”

CONTACT INFORMATION OF PUBLIC OFFICIALS REGARDING

INDIRECT COLLECTION OF PERSONAL INFORMATION

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: 403-297-6454 Toll free in Canada: 1-877-355-0585

Facsimile: 403-297-2082

Public official contact regarding indirect collection of information:
FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: 604-899-6854 Toll free in Canada: 1-800-373-6393

Facsimile: 604-899-6581

Email: FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information:
FOI Inquiries

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: 204-945-2561

Toll free in Manitoba 1-800-655-5244

Facsimile: 204-945-0330

Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: 506-658-3060 Toll free in Canada: 1-866-933-2222

Facsimile: 506-658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information:
Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700, Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: 709-729-4189 Facsimile: 709-729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Telephone: 867-767-9305 Facsimile: 867-873-0243

Public official contact regarding indirect collection of information: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: 902-424-7768 Facsimile: 902-424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: 867-975-6590 Facsimile: 867-975-6594

Public official contact regarding indirect collection of information: Superintendent of Securities

Ontario Securities Commission

20 Queen Street West, 22nd  Floor

Toronto, Ontario M5H 3S8

Telephone: 416-593- 8314 Toll free in Canada: 1-877-785-1555

Facsimile: 416-593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: 902-368-4569 Facsimile: 902-368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-864-6381

Email: financementdessocietes@lautorite.qc.ca

Public official contact regarding indirect collection of information: Secrétaire générale

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 – 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: 306-787-5842 Facsimile: 306-787-5899

Public official contact regarding indirect collection of information: Director

Government of Yukon

Department of Community Services

Office of the Superintendent of Securities

307 Black Street

Whitehorse, Yukon Y1A 2N1

Telephone: 867-667-5466 Facsimile: 867-393-6251

Email: securities@gov.yk.ca

Public official contact regarding indirect collection of information: Superintendent of Securities

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